Exhibit 99.2

Coeur Mining, Inc. Announces Commencement of Exchange Offer and Consent Solicitation for New Gold Senior Notes

Chicago, Illinois – March 23, 2026 – Coeur Mining, Inc. (“Coeur” or the “Company”) (NYSE, TSX: CDE) today announced that it has commenced a private exchange offer to certain Eligible Holders (the “Exchange Offer”) for any and all of the US$400,000,000 aggregate principal amount outstanding 6.875% Senior Notes due 2032 (CUSIP: 644535 AJ5 / C62944 AE0; ISIN: US644535AJ57 / USC62944AE04) (the “Existing Notes”) issued by New Gold Inc. (“New Gold”) for up to US$400,000,000 aggregate principal amount of new notes to be issued by Coeur (the “New Notes”) and cash.

In conjunction with the Exchange Offer, Coeur is concurrently soliciting consents (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”) to, among other things, eliminate from the Existing Notes Indenture (i) substantially all of the restrictive covenants and (ii) certain of the events which may lead to an “Event of Default” (collectively, the “Proposed Amendments”).  The Proposed Amendments require the consent of the holders of not less than a majority in principal amount of the Existing Notes outstanding (the “Requisite Consent”).  If the Requisite Consent is obtained, any remaining Existing Notes not tendered and exchanged for New Notes will be governed by the amended indenture.  The Exchange Offer and the Consent Solicitation are subject to the same conditions, and any waiver of a condition by Coeur with respect to the Exchange Offer will automatically waive such condition with respect to the Consent Solicitation, as applicable.

As previously announced, Coeur has completed the acquisition of all of the issued and outstanding shares of New Gold (the “Transaction”).  The consummation of the Transaction constitutes a “change of control” under the Existing Notes Indenture.  Accordingly, pursuant to the existing terms of the Existing Notes Indenture, New Gold would be obliged to, within 30 days of the consummation of the Transaction, make an offer to repurchase all outstanding Existing Notes at a purchase price equal to 101% of the principal amount of the Existing Notes, plus accrued and unpaid interest, if any to, but excluding, the date of repurchase, in connection with the consummation of the Transaction (the “Change of Control Offer”).  However, if the Exchange Offer is consummated and the Proposed Amendments are adopted, Coeur will no longer be obliged to make the Change of Control Offer.

The following table sets forth the Early Participation Cash Consideration (as defined herein), Exchange Consideration (as defined herein), Early Participation Premium (as defined herein) and Total Consideration (as defined herein) for the Existing Notes:

Title of Existing Notes	CUSIP Number / ISIN	Aggregate Principal Amount Outstanding	Early Participation Cash Consideration(1)	Exchange Consideration(2)	Early Participation Premium(3)	Total Consideration(4)
6.875% Senior Notes due 2032	Rule 144A Notes: 644535 AJ5 / US644535AJ57 Reg. S Notes: C62944 AE0 / USC62944AE04	US$400,000,000	US$2.00	US$950	US$50	US$1,000 in New Notes and US$2.00 in cash

(1)
Amount payable in cash on the Settlement Date for each US$1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Date and accepted for exchange.

(2)
Principal amount of New Notes issued in exchange for each US$1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) after the Early Participation Date, but on or prior to the Expiration Date, and accepted for exchange.

(3)
Principal amount of additional New Notes issued in exchange for each US$1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Date, and accepted for exchange.

(4)
Principal amount of New Notes issued in exchange for, and amount payable in cash on the Settlement Date for, each US$1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) on or before the Early Participation Date and accepted for exchange.  Includes the Early Participation Cash Consideration, US$950 in New Notes, and the Early Participation Premium.

The Exchange Offer and Consent Solicitation is being made pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement dated March 23, 2026 (the “Exchange Offer Memorandum and Consent Solicitation Statement”).  The Exchange Offer will expire at 5:00 p.m., New York City time, on April 20, 2026, unless extended or terminated by Coeur (such date and time, as may be extended, the “Expiration Date”).  Eligible Holders of Existing Notes who validly exchange and have not validly withdrawn their Existing Notes at or prior to 5:00 p.m., New York time, on April 3, 2026, unless extended or terminated (such date and time, as the same may be extended, the “Early Participation Date”), will be eligible to receive the Early Participation Premium (as defined herein).  Eligible Holders may not deliver a consent in the Consent Solicitation without tendering Existing Notes in the Exchange Offer.  Tenders of Existing Notes may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on April 3, 2026 (such date and time, as it may be extended, the “Withdrawal Deadline”); however, a valid withdrawal of the tendered Existing Notes after the Consent Revocation Deadline will not be deemed a revocation of the related consent and such consent will continue to be deemed delivered.  Tenders of Existing Notes after the Withdrawal Deadline will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.  A consent may not be withdrawn after the earlier of (i) 5:00 p.m., New York City time, on April 3, 2026, unless extended or terminated, and (ii) the date the supplemental indenture to the Existing Notes Indenture implementing the Proposed Amendments is executed (the earlier of (i) and (ii), the “Consent Revocation Deadline”).  The Consent Solicitation will expire at the Early Participation Date.  The settlement date (the “Settlement Date”) for the Exchange Offer will be promptly after the Expiration Date and is expected to occur no earlier than the second business day after the Expiration Date, on or about April 22, 2026, unless extended or terminated by Coeur, subject to customary closing conditions, including regulatory approvals.

For each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, Eligible Holders of Existing Notes will be eligible to receive the total consideration set out in the table above (the “Total Consideration”), which includes early participation cash consideration of $2.00 in cash (the “Early Participation Cash Consideration”) and an early participation premium, payable in additional principal amount of New Notes, of $50 (the “Early Participation Premium”).  To be eligible to receive the Total Consideration, Eligible Holders must have validly tendered and not withdrawn their Existing Notes at or prior to the Early Participation Date and beneficially own such Existing Notes at the Expiration Date.  For the avoidance of doubt, unless the Exchange Offer is amended, in no event will any holder of Existing Notes receive more than $1,000 aggregate principal amount of New Notes for each $1,000 aggregate principal amount of Existing Notes accepted for exchange.

For each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn after the Early Participation Date and on or prior to the Expiration Date, Eligible Holders of Existing Notes will be eligible to receive $950 principal amount of New Notes (the “Exchange Consideration”).  To be eligible to receive the Exchange Consideration, Eligible Holders must validly tender (and not validly withdraw) their Existing Notes at or prior to the Expiration Date.  An Eligible Holder that validly tenders Existing Notes and delivers (and does not validly revoke) a consent prior to the Early Participation Date but withdraws such Existing Notes after the Early Participation Date but prior to the Expiration Date will receive the Early Participation Cash Consideration, even if such Eligible Holder is no longer the beneficial owner of such Existing Notes on the Expiration Date.

No accrued and unpaid interest is payable upon exchange of any Existing Notes in the Exchange Offer and Consent Solicitation.  The interest rate, interest payment dates, maturity and redemption terms of the New Notes to be issued by Coeur in the Exchange Offer will be the same as those of the Existing Notes to be exchanged.  The first interest payment on the New Notes will include the accrued and unpaid interest from the date of the last interest payment made under the Existing Notes Indenture on the Existing Notes in exchange therefor so that a tendering Eligible Holder will receive the same interest payment it would have received had its Existing Notes not been tendered in the Exchange Offer and Consent Solicitation; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of Existing Notes equal to the aggregate principal amount of New Notes an Eligible Holder receives, which may be less than the principal amount of corresponding Existing Notes tendered for exchange if such holder tenders (and does not subsequently withdraw) its Existing Notes after the Early Participation Date.

Tenders of Existing Notes in the Exchange Offer may be validly withdrawn at any time prior to the Expiration Date.  The Exchange Offer is subject to the satisfaction or waiver of a number of conditions as set forth in the Exchange Offer Memorandum and Consent Solicitation Statement, together with cash on hand, if needed, in an amount sufficient to effect the repurchase of all the Existing Notes validly exchanged and accepted for purchase pursuant to the Exchange Offer.  The Company may amend, extend or terminate the Exchange Offer in its sole discretion and subject to applicable law.

RBC Capital Markets, LLC is acting as the Dealer Manager for the Exchange Offer.  The information agent and exchange agent is Global Bondholder Services Corporation.  Copies of the Exchange Offer Memorandum, the notice of delivery and related exchange offering materials are available by contacting Global Bondholder Services Corporation at (855) 654-2015 or by email at contact@gbsc-usa.com. Questions regarding the Exchange Offer should be directed to RBC Capital Markets, LLC at (877) 381-2099 (toll-free) or (212) 618-7843 (collect) or by email at liability.management@rbccm.com.

Documents relating to the Exchange Offer and Consent Solicitation will only be distributed to Eligible Holders of Existing Notes who complete and return an eligibility certificate, available at https://gbsc-usa.com/eligibility/coeur, confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws, and a non-U.S. qualified offeree (as defined in the Exchange Offer Memorandum and Consent Solicitation Statement).  Additionally, in order to participate in the Exchange Offer and Consent Solicitation, Eligible Holders located or resident in Canada are required to complete, sign and submit to the information agent and exchange agent a Canadian eligibility certification (the “Canadian Eligibility Form”), which is available from the information agent and exchange agent.  The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Exchange Offer Memorandum and Consent Solicitation Statement, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offer and Consent Solicitation, at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers), or by email at contact@gbsc-usa.com.

None of the Company, the Dealer Manager, the Exchange Agent and Information Agent, or the Trustee for the Notes, or any of their respective affiliates, is making any recommendation as to whether holders of the Notes should exchange any Notes in response to the Exchange Offer.  Holders of the Notes must make their own decision as to whether to exchange any of their Notes and, if so, the principal amount of Notes to exchange.  This announcement is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.  The Exchange Offer is being made solely by means of the Exchange Offer Memorandum and Consent Solicitation Statement.  In those jurisdictions where the securities, blue sky or other laws require any exchange offer to be made by a licensed broker or dealer, the Exchange Offer will be deemed to be made on behalf of the Company by the Dealer Manager or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

The New Notes offered in the Exchange Offer have not been registered under the Securities Act of 1933, as amended, or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

About Coeur
Coeur Mining, Inc. (NYSE: CDE) is a U.S.-based, well-diversified, growing precious metals producer with seven wholly-owned operations: the New Afton gold-copper mine in British Columbia, Canada, the Rainy River gold-silver mine in Ontario, Canada, the Las Chispas silver-gold mine in Sonora, Mexico, the Palmarejo gold-silver mine in Chihuahua, Mexico, the Rochester silver-gold mine in Nevada, the Kensington gold mine in Alaska and the Wharf gold mine in South Dakota.  In addition, the Company wholly-owns the Silvertip polymetallic critical minerals exploration project in British Columbia, Canada.

Forward-Looking Statements and Cautionary Statements
Certain statements in this press release, including, but not limited to, any statements regarding the expected timetable for the Exchange Offer and the Consent Solicitation, the expected results of the Exchange Offer, the effects of, and expected timeline for the adoption of, the Proposed Amendments, whether the New Gold Change of Control Offer will be made, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid.  Forward-looking statements are all statements other than statements of historical facts.  The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements.  Specific forward-looking statements include, but are not limited to, statements regarding the form and results of the Exchange Offer and the Consent Solicitation; Coeur’s plans and expectations with respect to the acquisition of New Gold and the anticipated impact of the Transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position, and related strategies, plans and integration. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that Eligible Holders of New Gold may not tender the Existing Notes in the Exchange Offer and may not deliver their consents in the Consent Solicitation; the risk that any other condition to closing of the Exchange Offer and the Consent Solicitation may not be satisfied; the risk that the closing of the Exchange Offer and the Consent Solicitation might be delayed or not occur at all; Coeur’s ability to comply with covenants in New Gold’s Existing Notes and Existing Notes Indenture; Coeur’s ability to obtain amendments to the covenants in the Existing Notes and Existing Notes Indenture; potential adverse reactions or changes to business or employee relationships of Coeur or New Gold, including those resulting from the announcement or completion of the Exchange Offer; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Coeur and New Gold; the effects of the business combination of Coeur and New Gold, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risk of any litigation relating to the Transaction; the risk of changes in governmental regulations or enforcement practices; the effects of commodity prices, life of mine estimates; the timing and amount of estimated future production; the risks of mining activities; and the fact that operating costs and business disruption may be greater than expected.  Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, gold, silver and copper market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in the Exchange Offer Memorandum and Consent Solicitation Statement under “Risk Factors,” in Coeur’s Annual Report on Form 10-K for the year ended December 31, 2025, which is on file with the SEC and available from Coeur’s website at www.coeur.com under the “Investors” tab, and in other documents Coeur’s files with the SEC and in New Gold’s annual information form for the year ended December 31, 2025, which is on file with the SEC and on SEDAR+ and available from New Gold’s website at www.newgold.com under the “Investors” tab, and in other documents New Gold files with the SEC or on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Coeur’s nor New Gold assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to purchase, or the solicitation of an offer to sell, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the Exchange Offer and Consent Solicitation, the Exchange Offer and Consent Solicitation are being made solely pursuant to the Exchange Offer Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

For Additional Information
Coeur Mining, Inc.
200 S. Wacker Drive, Suite 2100
Chicago, Illinois 60606
Attention: Jeff Wilhoit, Senior Director, Investor Relations
Phone: (312) 489-5800
Source: Coeur Mining